Asset Impairment	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Asset Impairment

Note 4 — Asset Impairment

Asset Impairment

During the fourth quarter of 2011, we evaluated the present value of the future cash flows related to our arctic-class drilling rigs in accordance with the U.S. GAAP guidance for impairment or disposal of long-lived assets. The evaluation was performed as a result of the delay in completion of the rigs to modify the rigs to meet their design and functional requirements and an increase in the cost of the rigs. The need for the modifications was determined as a result of comprehensive safety, technical and operational reviews during commissioning activities of these prototype drilling rigs. The modification work extended the commissioning activities and increased the rigs’ total costs. At the time of the impairment evaluation, the two rigs’ cost at completion was estimated to be $385 million, which included capitalized interest estimates of approximately $50.7 million. This cost exceeded the estimated fair value of the rigs based on their projected cash flows. Based on this evaluation, the Company determined that the long-lived assets with a carrying amount of $339.5 million as of December 31, 2011, were no longer recoverable and were in fact impaired and recorded a charge in the 2011 fourth quarter of $170.0 million ($109.1 million, net of taxes) to reflect their estimated fair value of $169.5 million. Fair value was based on expected future cash flows using Level 3 inputs under the fair value measurement requirements. The cash flows are those expected to be generated by our assets, discounted at the 10 percent rate of interest. In December 2012 we commenced drilling operations with the first arctic-class drilling rig. The second rig completed client acceptance testing and began drilling in February 2013. The rigs are reported as part of the U.S. Drilling segment.

Provision for Reduction in Carrying Value of an Asset

During the 2013 fourth quarter, for two rigs previously reported as assets held for sale as of December 31, 2012, management concluded that facts and circumstances no longer support the expectation that a sale would be consummated within a reasonable time period. As a result, we reclassified these assets back to assets held and used in accordance with generally accepted accounting principles. Concurrently, we performed an impairment analysis of the two rigs and determined the fair value was less than the carrying amount before the assets were classified as held for sale, adjusted for any depreciation expense that would have been recognized had the assets been continuously classified as held and used. Therefore, during the 2013 fourth quarter we recorded a non-cash charge of $1.9 million to reflect the rigs current estimated fair value. Additionally, during the 2013 fourth quarter a sales agreement was terminated for three additional rigs which were previously expected to be sold prior to December 31, 2013. Upon termination of the sales agreement we performed a fair value analysis of the rigs and concluded for one rig, the carrying value of the rig exceeded fair value. Therefore, during the 2013 fourth quarter we recorded a non-cash charge of $0.6 million. Fair value was based on expected future cash flows using Level 3 inputs in accordance with fair value measurement requirements. The two rigs are reported as part of the International Drilling segment.

In 2011, we recognized a charge of $1.4 million related to a final settlement of a bankruptcy proceeding.